UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 27, 2012

Date of Report (Date of earliest event reported)

ATMOS ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

TEXAS AND VIRGINIA	1-10042	75-1743247
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1800 THREE LINCOLN CENTRE, 5430 LBJ FREEWAY, DALLAS, TEXAS	75240
(Address of Principal Executive Offices)	(Zip Code)

(972) 934-9227

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On July 27, 2012, Atmos Energy Corporation (the “Company”) issued a Notice of Full Redemption of all of its issued and outstanding Senior Notes due 2013 (the “Notes”) with respect to the redemption of the Notes (the “Redemption”). The Redemption will be conducted pursuant to Article Eleven of the Indenture dated May 22, 2001 between the Company, as issuer, and U.S. Bank (as successor to SunTrust Bank), as trustee (the “Indenture”). The Redemption will occur on or about August 28, 2012.

Pursuant to the terms of the Indenture, the Notes will be redeemed at a price equal to the greater of: (a) 100% of the principal amount of the Notes or (b) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes discounted to the date of the Redemption on a semi-annual basis, assuming a 360-day year consisting of twelve 30-day months at an annual interest rate equal to the semi-annual equivalent yield of a U.S. Treasury security having a maturity comparable to the remaining term of the Notes (which rate will be calculated on the third business day prior to the date of the Redemption) and 15 basis points, plus, in either case, accrued and unpaid interest on the Notes to the date of the Redemption.

The Company intends to initially fund the Redemption through the issuance of commercial paper under its $750,000,000 five-year revolving credit facility. Shortly thereafter, the Company intends to enter into a short-term financing facility to repay such commercial paper borrowings, and expects to repay any borrowings under such short-term facility with proceeds to be received from the issuance of new unsecured long-term notes in January 2013.

The foregoing summary of the Redemption is qualified in its entirety by reference to the complete text of the Notice of Full Redemption, which is furnished as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated by reference herein. The information furnished in this Item 7.01 and in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Notice of Full Redemption to the Holders of $250,000,000 Atmos Energy Corporation 5 1/8% Senior Notes due 2013 (furnished under Item 7.01)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATMOS ENERGY CORPORATION (Registrant)

DATE: July 27, 2012	By:	/s/ LOUIS P. GREGORY
Louis P. Gregory Senior Vice President, General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Notice of Full Redemption to the Holders of $250,000,000 Atmos Energy Corporation 5 1/8% Senior Notes due 2013 (furnished under Item 7.01)

4